                                                                      EXHIBIT 99


                                ORTHOMETRIX, INC.
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                          FORM 10-KSB DECEMBER 31, 2002
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Orthometrix, Inc., (the "Company"), on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 31, 2003                   /s/ Reynald Bonmati
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                                       Reynald Bonmati
                                       Chief Executive Officer




Date:  March 31, 2003
                                       /s/ Neil H. Koenig
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                                       Neil H. Koenig
                                       Chief Financial Officer